UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

              Date of Report:     October 18, 2000
       (Date of Earliest Event Reported:  October 5, 2000)

                   EL PASO ENERGY CORPORATION
     (Exact name of Registrant as specified in its charter)


     DELAWARE             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
   jurisdiction           Number)          Identification
 of incorporation)                             Number)


                     El Paso Energy Building
                      1001 Louisiana Street
                      Houston, Texas 77002
      (Address of principal executive offices)  (Zip Code)


                         (713)  420-2131
      (Registrant's telephone number, including area code)


                               N/A
  (Former name or former address, if changed since last report)


Item 7.  Financial Statements and Exhibits.

         El Paso Energy Corporation (the "Registrant) is filing herewith the following exhibits in connection with the offering of medium term notes pursuant to its Registration Statement on Form S-3 (No. 333-86049) filed with the Securities and Exchange Commission under the Securities Act of 1933, as described in the Prospectus dated December 3, 1999, the Prospectus Supplement dated December 14, 1999 and Pricing Supplement dated October 5, 2000 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933:

   1.1  Restated  Distribution Agreement dated  October  5,  2000 between the Registrant, Banc of America Securities LLC,
        ABN AMRO Incorporated and Chase Securities Inc.

   1.2 Terms Agreement dated October 5, 2000 between the Registant, Banc of america Securities LLC, ABN AMRO Incoporated and
        Chase Securities INc.

   1.3 Calculation Agent Agreement dated October 5, 2000 between the Registrant and The Chase Manhattan Bank.

   4.1 Indenture dated as of May 10, 1999, by and between the Registrant and The Chase Manhattan Bank, as Trustee (incorporated
	  by reference to Exhibit 4.1 to the Registrant's Form 8-K, dated May 10, 1999).

   4.2  Form of 8.050% Medium Term Senior Note.

   5.1  Opinion  and  consent of Andrews  &  Kurth  L.L.P.
        regarding the legality of the securities.

   8.1 Opinion and consent of Andrews & Kurth L.L.P. with respect to certain federal income tax matters.

  12.1  Statement of Computation of Ratios.

   23.1 Consent of PricewaterhouseCoopers LLP.

   23.2 Consent of Deloitte & Touche LLP.

   25   Form T-1 Statement of Eligibility of Trustee.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              By:  /s/ Jeffrey I. Beason
                                 _______________________________
                                     Jeffrey I. Beason
                               Senior Vice President and Controller
                                 (Chief Accounting Officer)
Dated:  October 18, 2000


                          EXHIBIT INDEX

Exhibit Description
 No.

1.1 Restated Distribution Agreement dated October 5, 2000 between the Registrant, Banc of America Securities
       LLC, ABN AMRO Incorporated and Chase Securities Inc.

1.2 Terms Agreement dated October 5, 2000 between the Registrant, Banc of America Securities LLC, ABN AMRO Incoporated and
       Chase Securities Inc.

1.3    Calculation  Agent Agreement dated  October  5,  2000
       between the Registrant and The Chase Manhattan Bank.

4.1 Indenture dated as of May 10, 1999, by and between the Registrant and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.1 to
	 the Registrant's  Form  8-K,dated May 10, 1999).

4.2    Form of 8.050% Medium Term Senior Note.

5.1    Opinion  and  consent  of  Andrews  &  Kurth  L.L.P.
       regarding  the  legality  of  the  securities.

8.1 Opinion and consent of Andrews & Kurth L.L.P. with respect to certain federal income tax matters.

12.1   Statement of Computation of Ratios.

23.1   Consent of PricewaterhouseCoopers LLP.

23.2   Consent of Deloitte & Touche LLP.

25     Form T-1 Statement of Eligibility of Trustee.